NT CONFIDENTIAL

Exhibit 10.16.19
SECOND AMENDMENT TO TERRITORY LICENSE NO. 8
This Second Amendment (“Second Amendment”) to Territory License No. 8, effective December 1, 2011 (“TL 8”) to the Data License Agreement (“Agreement”) dated December 1, 2002, by and between TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”) and Navigation Technologies Corporation (“NTC”), which was subsequently assigned by NTC to NAVTEQ North America, LLC (collectively “NT”), is made and entered into as of the date of last signature below (“Second Amendment Effective Date”). The Agreement and TL 8 shall be collectively referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Second Amendment shall have the meanings set forth in the Agreement.
WHEREAS, NT and Client desire to amend certain provisions of the Agreement with this Second Amendment;
WHEREFORE, the parties agree as follows:

1.	Amendment Term. The term of this Second Amendment (the “Second Amendment Term”) shall be co-terminous with the Agreement.

2.
In the closing sentence above the signature block of the First Amendment (“First Amendment”) to Territory License No. 8, dated February 7, 2012, delete both references to “Fourteenth Amendment” and replace both with “First Amendment”.

3.	[*****]. Notwithstanding anything to the contrary under Section III of TL 8, Section III of TL 8 is hereby amended to add the following Application licensed under TL 8:

B.    [*****] means a Media-Dependent Application developed by or for Client that uses [*****] in connection with [*****] in accordance with Section IV of TL 8.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 2 to TL 8 to the DLA [8-7-12 lee]    Page 1 of 1
NA Consumer – SF #PR-0312-14415 & PR-001211-13653

NT CONFIDENTIAL

4.	Pricing.

A.	The License Fee table of Section 5 of Exhibit A of TL 8 is hereby amended to add the following License Fees per Copy for the Europe Territory as set forth below:

License Fee Per Copy for Europe Territory
Europe Territory or Country	Data	License Fee Per Copy*	License Fee Per Copy **
Europe	Europe Territory Content Bundle	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

* [*****]
** [*****]
Client shall specify [*****] in its License Fee Reports in accordance with Section V(B) of TL 8.

5.	Additional Content. Exhibit E of TL 8 is hereby amended to add the following Additional Content:
NAVTEQ Camera Alert Content.
Description: “NAVTEQ Camera Alert Content” consists of POI and other information for individual camera enforcement locations that monitor and enforce vehicle speed and adherence to intersection traffic signals.
Additional Provisions: The following additional provisions apply to the use of NAVTEQ Camera Alert:
i.    NAVTEQ Camera Alert content is delivered in an external file (POI XML).
ii.    NAVTEQ Camera Alert is currently available in the following European countries: Andorra, Austria, Belgium, Finland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden and the United Kingdom. NT may add additional countries to such list from time to time upon notice to Client.

6.
[*****]. No licenses or other rights are granted hereunder in connection with any [*****]. [*****] shall be granted solely pursuant to a separate [*****] between the parties. [*****] means [*****] method and system [*****], based on [*****], of a [*****] for some [*****] and identification of [*****] such as [*****] and others.

7.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.
*         *         *
IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their authorized representatives as of the Second Amendment Effective Date.

NAVTEQ NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Stephen W. Kelley	By: /s/ Michael Strambi
Name: Stephen W. Kelley	Name: Michael Strambi
Title: Director, Legal and Intellectual Property	Title: CFO
Date: 10/18/2012	Date: 10/16/2012

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 2 to TL 8 to the DLA [8-7-12 lee]    Page 2 of 2
NA Consumer – SF #PR-0312-14415 & PR-001211-13653